UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 2018
(Date of earliest event reported)

BANK 2018-BNK10
(Central Index Key Number 0001728085)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

Bank of America, National Association
(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-22	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On February 13, 2018, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2018 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10. The Certificates represent, in the aggregate, the entire beneficial ownership in the WFCM Commercial Mortgage Securities Trust 2018-BNK10 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 68 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 181 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Moffett Towers II – Building 2” on Exhibit B to the Pooling and Servicing Agreement (the “Moffett Towers II – Building 2 Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Moffett Towers II – Building 2 Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity. Effective March 27, 2018, the Moffett Towers II – Building 2 Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “WFCM 2018-C43 Pooling and Servicing Agreement”), by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “WFCM 2018-C43 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “WFCM 2018-C43 Operating Advisor”), Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the WFCM 2018-C43 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the WFCM 2018-C43 Pooling and Servicing Agreement applicable to the servicing of the Moffett Towers II – Building 2 Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on February 13, 2018; provided, the WFCM 2018-C43 Operating Advisor will not be required to (i) generally review the actions of the WFCM 2018-C43 Special Servicer with respect to any specially serviced mortgage loans, (ii) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the WFCM 2018-C43 Pooling and Servicing Agreement, (iii) upon determining that (a) the WFCM 2018-C43 Special Servicer is not adequately performing its duties under the WFCM 2018-C43 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (b) the replacement of the WFCM 2018-C43 Special Servicer would be in the best interests of the WFCM 2018-C43 certificateholders as a collective whole, recommend the replacement of the WFCM 2018-C43 Special Servicer or (iv) consult with the WFCM 2018-C43 Special Servicer prior to the occurrence of a control termination event under the WFCM 2018-C43 Pooling and Servicing Agreement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 29, 2018	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)